                                                                               .
                                                                               .
                                                                               .
                                                                    Exhibit 21.1



Name                                        Jurisdiction
----                                        ------------
FreeEDGAR.com, Inc......................    Delaware
Financial Insight Systems, Inc..........    Delaware